Operating Leases	9 Months Ended
Sep. 30, 2024
Operating Leases [Abstract]
OPERATING LEASES

9. OPERATING LEASES

As of September 30, 2024 and December 31, 2023, the Company leases office spaces in the United States and Singapore under non-cancelable operating leases, with terms ranging within 12 months. The Company considers those renewal or termination options that are reasonably certain to be exercised in the determination of the lease term and initial measurement of right of use assets and lease liabilities. Lease expense for lease payment is recognized on a straight-line basis over the lease term.

The Company determines whether a contract is or contains a lease at inception of the contract and whether that lease meets the classification criteria of a finance or operating lease. For operating leases that include rent holidays and rent escalation clauses, the Company recognizes lease expense on a straight-line basis over the lease term from the date it takes possession of the leased property. The Company records the straight-line lease expense and any contingent rent, if applicable, in the account of “general and administrative expenses” on the unaudited condensed consolidated statements of operations and comprehensive loss.

The lease agreements do not contain any material residual value guarantees or material restrictive covenants.

The Company applied practical expedient to account for short-term leases with a lease term within 12 months. The Company records operating lease expense in its unaudited condensed consolidated statements of operations and comprehensive loss on a straight-line basis over the lease term and record variable lease payments as incurred.

For the three months ended September 30, 2024 and 2023, the Company recorded rent expenses of $27,800 and $37,700, respectively. For the nine months ended September 30, 2024 and 2023, the Company recorded rent expenses of $84,400 and $69,600, respectively.